[GRAPHIC OMITTED]

                         AMERICAN BEACON FUNDS(SM)

                             MID-CAP VALUE FUND
                            INSTITUTIONAL CLASS
                        Amendment to the Prospectus
             Dated March 1, 2005, as amended November 30, 2005

--------------------------------------------------------------------------------

Effective November 30, 2005, the previously existing Institutional Class of the Mid-Cap Value Fund was renamed as the AMR Class of the Fund and a new Institutional Class of the Fund was created. As a result, the following changes are hereby made to the Prospectus.

On August 25, 2005, a redemption fee of 2% was implemented for shares of the Mid-Cap Value Fund sold within 180 days of purchase. Effective November 30, 2005, the redemption fee is hereby removed for the Institutional Class of the Fund.

On page 13 under the Fees and Expenses section, the following table and footnotes replace the existing table and footnotes in that section:


     Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets)

     Management Fees                                               0.71%
     Distribution (12b-1) Fees                                     0.00%
     Other Expenses                                                0.36%(1)
                                                                   --------
     Total Annual Fund Operating Expenses                          1.34%(2)
                                                                   ========

     (1)  Other Expenses are based on estimates for the current fiscal year.

     (2) The Manager has contractually agreed to reimburse the Fund for Other Expenses through February 28, 2006 to the extent that Total Annual Fund Operating Expenses exceed 1.14%. After reimbursement of 0.20%, the Fund's net expenses were 1.14%. The contractual expense reimbursement can be changed by approval of a majority of the Fund's Board of Trustees. In addition, the Manager may decide voluntarily to waive additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 (the date this reimbursement policy was approved by the Board of Trustees). Such reimbursements to the Manager will be made only if the reimbursement (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed 1.14%.

On page 13 under the Example section, the first paragraph and example are replaced with the following:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year . . . . . . . . . . . . . . . . . $136
     3 Year . . . . . . . . . . . . . . . . . $405

On page 46 under the Historical Accounts Similar to the Mid-Cap Value Fund section, the quarterly return information below the charts of the Barrow Compostie and Pzena Composite is updated to include the following for Barrow and Pzena, respectively:

     Total Return for the Quarter Ended 9/30/05:        1.29%

     Total Return for the Quarter Ended 9/30/05:        3.95%

On page 49 under the Sub-Advisors section, the first sentence of the second paragraph is replaced with the following:

     Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Fund.

On page 54 under the Sub-Advisors - Pzena Investment Management, LLC section, the last two sentences of the third paragraph are replaced with the following:

     Prior to joining Pzena, Mr. Kohn was a Principal at the Audax Group, a Boston based private equity investment firm, from 2000 through 2001. Previously, Mr. Kohn also worked in the private equity investment groups at Evercore Partners from 1996 through 1999 and Morgan Stanley from 1993 to 1996.

On page 61 under the Financial Highlights section, the following sentence is hereby inserted as the fourth sentence of the paragraph:

     On November 30, 2005, the Mid-Cap Value Fund's Institutional Class of shares was renamed the AMR Class, and the Fund began offering a new class of shares known as the Institutional Class. The financial highlights table for the Mid-Cap Value Fund represents the financial performance of the former Institutional Class of the Fund, which had a similar expense structure and performance to the current Institutional Class.

On page 64, the header for the Mid-Cap Value Fund - Institutional Class financial highlights table is hereby changed to Mid-Cap Value Fund - AMR Class. Also, on page 64, the financial highlights are updated to the following:

                                              MID-CAP VALUE FUND - AMR CLASS
                                              -------------------------------
                                               SIX MONTHS
                                                 ENDED           JUNE 30 TO
                                               APRIL 30,         OCTOBER 31,
                                                  2005             2004
                                              -------------    --------------
FOR A SHARE OUTSTANDING THROUGHOUT THE         (UNAUDITED)
PERIOD:

Net asset value, beginning of period........    $  10.27           $ 10.00
                                                --------           -------
Income from investment operations:
    Net investment income...................        0.07              0.02(B)
    Net gains on securities  (both  realized        0.61              0.25
    and unrealized).........................    --------           -------
Total income from investment operations.....        0.68              0.27
                                                --------           -------
Less distributions:
    Dividends from net investment income....      (0.05)                --
    Distributions  from net  realized  gains
    on securities...........................          --                --
Total distributions.........................      (0.05)                --
                                                --------           -------
Net asset value, end of period..............    $  10.90           $ 10.27
                                                ========           =======
Total return................................       6.61%(A)           2.70%(A)
                                                ========           =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)    $27,495            $25,546
    Ratios to average net assets (annualized):
        Expenses............................       1.01%              1.14%
        Net investment income...............       1.18%              0.73%
        Decrease reflected in above expense        0.05%              0.20%
        ratio due to absorption of expenses
        by the Manager........................
    Portfolio turnover rate.................         75%(A)              6%(A)
---------
(A)  NOT ANNUALIZED.
(B)  BASED ON AVERAGE SHARES OUTSTANDING.